SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 17, 2006 (March 16, 2006)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry Into a Material Definitive Agreement.

Transaction with Chairman and Chief Executive Officer

On March 16, 2006, Dynegy’s Board of Directors approved an exchange transaction involving Bruce A. Williamson, Dynegy’s Chairman and CEO (the “Transaction”). Under the terms of the Transaction, the purpose of which was to address uncertainties created by proposed regulations issued in late 2005 pursuant to Section 409A of the Internal Revenue Code (the “Proposed Regulations”), Dynegy cancelled all of the 2,378,605 stock options currently held by Mr. Williamson. Of these cancelled options, 1,333,333 were granted in October 2002 with an exercise price of $0.88 per share, 405,928 were granted in February 2004 with an exercise price of $4.48 per share, and 639,344 were granted in January 2005 with an exercise price of $4.30 per share. Each of these exercise prices equaled the closing price per share of Dynegy’s Class A common stock on the grant date, and the associated options had a ten-year term. As consideration for the cancellation of these stock options, Dynegy granted Mr. Williamson 967,707 stock options under the Company’s 2002 Long Term Incentive Plan at an exercise price of $4.88, which equals the closing price per share of Dynegy’s Class A common stock on March 16, 2006. These stock options have a term of ten years, vest in three equal annual installments beginning on the first anniversary of the grant date and are subject to earlier vesting upon a constructive termination, a termination without cause or a termination resulting from a change in control. Additionally, the Company agreed to pay Mr. Williamson $5,565,187 in cash based on the in-the-money value of Mr. Williamson’s vested stock options as of March 16, 2006. This cash payment, which will include interest to accrue annually at 7.5%, will be made on January 15, 2007. Under the terms of the Transaction, it was determined that the cash payment together with the value of the stock options that were granted on March 16, 2006, using a Black-Scholes valuation model, equals the Black-Scholes value of the stock options that were cancelled. The terms of the Transaction are set forth in an Agreement Concerning Employment Agreement and Stock Options dated as of March 16, 2006 between the Company and Mr. Williamson (the “Transaction Agreement”).

The Transaction was structured because the Proposed Regulations provide that some modifications of stock options may subject such stock options to a 20% excise tax as well as retroactive recognition of income, penalties and interest. By undertaking the Transaction, the Company and Mr. Williamson believe that the adverse tax consequences that might have resulted under the Proposed Regulations will be avoided. The potential tax issue arose because of the terms of an amendment to Mr. Williamson’s employment agreement that was executed on September 15, 2005 (the “Second Amendment”), some two weeks before the Proposed Regulations were released. Mr. Williamson’s original employment agreement, executed on October 23, 2002 (the “Employment Agreement”), provided that his stock options would expire following specified terminations of his employment at the end of the term of his employment agreement. In recognition of the original intent of the parties in consummating the Employment Agreement, Mr. Williamson’s stock options were modified in the Second Amendment so as to expire 3 years and 5 years, respectively, following the occurrence of a constructive termination or a termination resulting from a change in control. The Transaction is designed to provide Mr. Williamson with the previously agreed upon 3- and 5-year exercise periods following the above-mentioned contingencies.

In connection with the Transaction, the Company and Mr. Williamson entered into a third amendment to the Employment Agreement dated March 16, 2006 (the “Third Amendment”) providing for, among other things, (1) the elimination from the Employment Agreement of the provisions relating to the extended option exercise period following the occurrence of a constructive termination, a termination without cause or a termination resulting from a change in control, which provisions are now included in the stock option agreement governing the new stock option grant (the “Option Agreement”), and (2) a technical amendment regarding the vesting of stock options, restricted stock awards and other equity-based awards upon a constructive termination or a termination without cause similar to the existing provisions regarding such vesting following a change in control termination.

The foregoing descriptions of the Transaction Agreement, the Third Amendment and the Option Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of such agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated herein by reference.

Equity Awards for 2005 Performance Year

Also on March 16, 2006, the Compensation and Human Resources Committee of the Board of Directors (the “Committee”) approved performance-based annual incentive awards for Dynegy’s executive officers and other key personnel. These awards are payable in three years based on Dynegy’s cumulative operating cash flow for 2006-2008. Actual payments pursuant to these awards, which are reflected as units valued at $100 each and are payable in cash or shares of Dynegy’s Class A common stock, at the Committee’s discretion, may range from zero to 200% of the target. The foregoing description of the performance-based annual incentive award agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such form agreement, which is filed as Exhibit 10.4 hereto and is hereby incorporated by reference.

In connection with the grant of these awards, the Board of Directors approved minor amendments to the Dynegy Inc. 2000 Long Term Incentive Plan and the Dynegy Inc. 2002 Long Term Incentive Plan, copies of which are attached as Exhibits 10.5 and 10.6 hereto and are incorporated herein by reference. Copies of the form agreements for Dynegy’s other equity awards for the 2005 performance year – Non-Qualified Stock Option Award Agreement, Restricted Stock Award Agreement (three-year cliff vesting), and Restricted Stock Award Agreement (ratable vesting over a three-year period) – are attached as Exhibits 10.7, 10.8 and 10.9 hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits:

Exhibit No.	Document
10.1	Agreement Concerning Employment Agreement and Stock Options between Bruce A. Williamson and Dynegy Inc.

10.2	Third Amendment to October 18, 2002 Employment Agreement between Bruce A. Williamson and Dynegy Inc.

10.3	Non-Qualified Stock Option Award Agreement between Bruce A. Williamson and Dynegy Inc.

10.4	Form of Performance Award Agreement

10.5	Amendment to the Dynegy Inc. 2000 Long Term Incentive Plan effective January 1, 2006

10.6	Amendment to the Dynegy Inc. 2002 Long Term Incentive Plan effective January 1, 2006

10.7	Form of Non-Qualified Stock Option Award Agreement

10.8	Form of Restricted Stock Award Agreement (Managing Directors and Above)

10.9	Form of Restricted Stock Award Agreement (Directors and Below)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (Registrant)

Dated: March 17, 2006	By:	/s/ J. Kevin Blodgett
	Name:	J. Kevin Blodgett
	Title:	General Counsel, EVP, Administration, and Secretary

EXHIBIT INDEX

Exhibit No.	Document
*10.1	Agreement Concerning Employment Agreement and Stock Options between Bruce A. Williamson and Dynegy Inc.

*10.2	Third Amendment to October 18, 2002 Employment Agreement between Bruce A. Williamson and Dynegy Inc.

*10.3	Non-Qualified Stock Option Award Agreement between Bruce A. Williamson and Dynegy Inc.

*10.4	Form of Performance Award Agreement

*10.5	Amendment to the Dynegy Inc. 2000 Long Term Incentive Plan effective January 1, 2006

*10.6	Amendment to the Dynegy Inc. 2002 Long Term Incentive Plan effective January 1, 2006

*10.7	Form of Non-Qualified Stock Option Award Agreement

*10.8	Form of Restricted Stock Award Agreement (Managing Directors and Above)

*10.9	Form of Restricted Stock Award Agreement (Directors and Below)

*	Filed herein